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                                                                   EXHIBIT 10.50


                         HIGH SPEED NET SOLUTIONS, INC.
                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement") by and between High Speed Net Solutions, Inc., a corporation organized and existing under the laws of the State of Florida (the "Company"), and the undersigned subscriber (the "Subscriber") for shares of Common Stock of the Company;

                              W I T N E S S E T H

         WHEREAS, the Company has offered the Subscriber an opportunity to purchase shares of Common Stock of the Company (the "Shares") pursuant to a private offering (the "Offering"); and

         WHEREAS, the Subscriber desires to purchase the Shares being offered on the terms and conditions set forth herein;

         1. The Subscriber hereby subscribes and agrees to purchase, subject to the terms and conditions of this Agreement the number of Shares set forth at the end of this Agreement at a purchase price of $4.6153 per share. This Agreement represents an irrevocable offer by the Subscriber to subscribe for such number of Shares, except as expressly provided herein. This Agreement, subject to the terms hereof, shall become a contract for the sale of said Shares upon the acceptance thereof by the Company.

         2. The Company reserves the unrestricted right to accept or reject this Subscription, in whole or in part, and to withdraw this offer at any time. The subscription will not become effective unless and until accepted by the Company.

         3. This subscription is accompanied by the undersigned's certified or official bank check or by wire transfer in the dollar amount set forth on page 4 hereof.

         4. If this subscription is not accepted by the Company, the Company shall promptly return the undersigned's payment.

         5. The Subscriber hereby makes the representations and warranties set forth below with the express intention that they be relied upon by the Company in determining the suitability of the Subscriber to purchase Shares. The Subscriber hereby agrees to advise the Company if any of Subscriber's representations in this Section 5 materially change prior to completion of this subscription.

                  (a) The Subscriber is fully aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any applicable state securities laws. The Subscriber further understands that the Shares are being sold in reliance on the


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exemptions from the registration requirements of the Act provided by Section
4(2) and Regulation D promulgated thereunder, and in reliance on exemptions from the registration requirements of the applicable state law, on the ground that the Offering involved has been limited to "accredited investors" within the meaning of Rule 501(a) under the Act.

                  (b) The Subscriber is acquiring the Shares for the Subscriber's own account as principal for the Subscriber's investment and not with a view to resale or distribution.

                  (c) The Subscriber has been furnished and has carefully reviewed information about the Company and has been given the opportunity to ask questions of, and receive answers from, the Company concerning business of the Company and the terms and conditions of the Offering and to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense necessary to verify the accuracy of the information contained therein or information that has been otherwise provided by the Company.

                  (d) The Subscriber fully understands and agrees that the Subscriber must bear the economic risk of investment in the Shares for an indefinite period of time because, among other reasons, the Shares have not been registered under the Act, or under any applicable state securities laws and, therefore, cannot be sold, pledged, assigned or otherwise disposed of unless they are subsequently registered under any applicable securities laws or an exemption from such registration is available. The Subscriber further understands and agrees that the Company will not honor any attempt by the Subscriber to sell, pledge, transfer or otherwise dispose of Shares in the absence of an effective registration statement for such Shares or an opinion of counsel satisfactory to the Company that an exemption from any applicable registration requirements is available. The Subscriber further understands that, other than the Selling Shareholder Agreement between Company and Subscriber, dated July ____, 2000, the Company is under no obligation to register the Shares or make an exemption from registration available and that the Company has not represented that it will make any attempt to so register the Shares or to make such an exemption thereto available.

                  (e) The Subscriber understands that the certificate(s) representing the Shares will bear restrictive legends substantially in the following form:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

                  (f) The Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision.


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                  (g) The Subscriber is aware that no federal or state agency has made any finding or determination as to the fairness of an investment in the Shares, nor any recommendation or endorsement of any such investment.

                  (h) The Subscriber recognizes that it is important under the Act and state securities laws that the Company determine if potential investors are "Accredited Investors," as defined in Appendix A attached hereto. Subscriber represents that Subscriber is an Accredited Investor.

         6. This Agreement and subscription herein shall survive the death or disability of any individual Subscriber and the dissolution or termination of any subscribing entity, and this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of any such Subscriber. All pronouns and any variations thereof used herein shall be deemed neuter, singular or plural as the identity of the Subscriber may require.

         7. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of North Carolina, as such laws are applied by North Carolina courts to agreements entered into and to be performed in North Carolina without regard to conflicts of law.

         8. The number of Shares subscribed for by the Subscriber and their registration of ownership are as set forth on the following page:

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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PLEASE TYPE OR PRINT


Owner: ______________________________
       Social Security or Federal
       Employer's ID Number

Residence
Address:  ____________________________________________
Mailing Address
(if other than
Residence):  _________________________________________
Telephones:  Res. ______________  Bus. _______________



Joint Owner:
(if any):  __________________________
           Social Security or Federal
           Employer's ID Number

Residence Address: ___________________________________
Mailing Address
(if other than
Residence):  _________________________________________
Telephones:  Res. ______________  Bus. _______________


SHARES TO BE REGISTERED AS INDICATED BELOW:

[   ] Sole ownership
[   ] Joint tenants with right of survivorship
[   ] Tenants in common


Number of Shares subscribed for:  _____________
Total Purchase Price ($4.6153 per Share): _____________
PAYMENT IN FULL DELIVERED IN AMOUNT OF:  $______________________



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        IN WITNESS WHEREOF, the undersigned has executed or cause to be executed under seal this Agreement as of the ______ day of ____________, 2000.

                                        SIGNATURE FORM FOR INDIVIDUALS
                                                                          (SEAL)
                                             Signature ___________________
                                             Name: _______________________

                                             _____________________________(SEAL)
                                             (Signature of Joint Owner, if any)
                                             Name: _______________________

                                        SIGNATURE FORM FOR CORPORATIONS:

                                             (Name of corporation)

                                             By: _________________________
                                                 (Signature of Officer)

                                             _____________________________
                                             (Name and Title)

                                        SIGNATURE FORM FOR PARTNERSHIPS OR
                                        LIMITED LIABILITY COMPANIES:

                                             _____________________________
                                             (Name of Partnership or LLC)

                                        By its General Partners or Managers:

                                             Name: _______________________

                                             Name: _______________________

                                             Name: _______________________


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                                        SIGNATURE FORM FOR TRUSTS:

                                             _____________________________
                                             (Full Name of Trust)

                                        By its Trustee (s):

                                             Name: _______________________

                                             Name: _______________________

                                             Name: _______________________



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                           ACCEPTANCE OF SUBSCRIPTION


         The foregoing Subscription Agreement is ACCEPTED by the Company on this ____ day of ____________, 2000 to the extent of _________________Common Shares.

                                            HIGH SPEED NET SOLUTIONS, INC.



                                            By: ______________________________
                                                President



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                                   APPENDIX A

         An Accredited Investor is defined as follows:

(1) a natural person whose individual net worth, or joint net worth, with that person's spouse, at the time of purchase exceeds U.S. $1,000,000;

(2) a natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year (the year in which the purchase is made);

(3) any trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of investing in the Company, whose purchase is directed by a sophisticated person having such knowledge and experience in financial and business matters that she is capable of evaluating the risks and merits of investing in the Company;

(4)      a director or executive officer of the Company;

(5) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000;

(6) a bank as defined in the Securities Act of 1933 (the Act), or a savings and loan association or other institution as defined in the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered under the Securities Exchange Act of 1934; an insurance company as defined in the Act; an investment company registered under the Investment Company act of 1940 or a business development company as defined in the Act; a Small Business Investment Company licensed under the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, which is either a bank, savings and loan association, an insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(7) a private business development company as defined in the Investment Advisers Act of 1940; or

(8)      an entity in which all of the equity owners are accredited investors.



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